UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 8, 2003

Date of report (Date of earliest event reported)

Staten Island Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13503	13-3958850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1535 Richmond Avenue, Staten Island, New York		10314
(Address of principal executive offices)		(Zip Code)

(718) 447-8880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits

(a)                    Not applicable.

(b)                   Not applicable.

(c)                    Exhibits.

The following Exhibit is furnished as part of this report:

99.1   Updated Investor presentation.

Item 9.           Regulation FD Disclosure

Staten Island Bancorp, Inc. (the “Company”) is furnishing herewith its updated investor presentation to include, among other things, a review of certain financial results and trends through the period ended March 31, 2003.  The Company intends to make this information available to analysts and investors, including investor groups participating in forums such as sponsored investor conferences.  The presentation material will also be available on the Company’s website, www.sibk.com.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATEN ISLAND BANCORP, INC.

Date: May 8, 2003	By:	/s/ Harry P. Doherty
Harry P. Doherty
Chairman and Chief Executive Officer